UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-1 to Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Information Statement.

☐	Preliminary additional materials

Poverty Dignified, Inc.
(Name of Registrant as Specified in its Charter)

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY

OF INFORMATION STATEMENT MATERIALS

6428 W. Wilkinson Boulevard, Suite 305, Belmont, North Carolina 28012

Dear Poverty Dignified, Inc. Stockholder:

You are receiving this communication because you hold securities in Poverty Dignified, Inc., a Nevada corporation (the “Company”, “we”, or “us”). The Company has released informational materials regarding the approval by the majority of the Company’s stockholders acting by written consent in lieu of a meeting of the following action (the “Company Action”):

Adoption of amendment to our Articles of Incorporation filed with the Secretary of State of Nevada to increase the number of common shares we are authorized to issue from 490,000,000 to 2,490,000,000.

The Company Action will become effective no earlier than twenty (20) days after the date this notice is first sent to stockholders, which we expect to be on or approximately July 9, 2019.

This notice provides instructions on how to access the Company’s materials for informational purposes only. This communication is not a form for voting and presents only an overview of the more complete materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the materials. To view the informational materials please go to www.povertydignified.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

Under the rules of the United States Securities and Exchange Commission, materials do not have to be delivered in paper. Materials may be distributed by making them available on the Internet. We have chosen to use these procedures to make available the informational materials listed below for your review.

TO VIEW THE INFORMATIONAL MATERIALS: Go online to www.povertydignified.com

TO REQUEST THE INFORMATIONAL MATERIALS: There is no charge to you for requesting a copy of the materials. The last day to request materials is December 31, 2019. You must request the materials using one of the following methods.

Telephone (928) 713-2386	E-mail tcritz@povertydignified.com

Sincerely,

Poverty Dignified, Inc.

2

3

GENERAL INFORMATION

Poverty Dignified, Inc., a Nevada corporation, (the “Company”, “Poverty Dignified ”, “we ”, “us ”, or “our ”) has provided this Information Statement to you, as one of our Stockholders, solely for the purpose of informing you of action taken by the holders of a majority of our Common Stock (the “Majority Stockholders ”), as required under Regulation 14(c) (“Regulation 14(c) ”) promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act ”). The date for determining the Stockholders entitled to receive this Information Statement was June 4, 2019, (the “Record Date”), at which time the Company had 81,786,606 shares of Common Stock issued and outstanding.

On May 28, 2019, the Company’s board of directors (the “Board”) approved and submitted for the approval of the Stockholders the Amendment to the Articles of Incorporation (the “Company Action”). Effective May 28, 2019, the Majority Stockholders holding 1,000,000 shares of series E preferred stock representing 66.67% of all the shares outstanding and entitled to vote, approved the Company Action by written consent (the “Written Consent”) at a special meeting of the Board in accordance with Article 78 of the Nevada Revised Statutes (the “NRS”). Accordingly, neither your vote nor your consent is required, and neither is being solicited in connection with the approval of the Company Action. A copy of the proposed amendment is attached to this Information Statement as Exhibit A.

EFFECTIVE TIME

The Company Action will be effective in the State of Nevada the first day after the 20th day after the date of mailing of this Information Statement meeting the requirements of Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-101 of the Securities Act of 1934.

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning the matters described in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHAT IS THE PURPOSE OF THIS INFORMATION STATEMENT?

A: This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of certain corporate actions taken by our Majority Stockholders that will become effective 20 days after mailing this Information Statement.

Q: WHY ISN'T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE AMENDED ARTICLES?

A: The board of directors has already approved the amended Articles of Incorporation and has received the written consent of our stockholders who represent a majority of our outstanding voting shares. Under the Nevada Revised Statutes this transaction may be approved by the written consent of a majority of the shares entitled to vote, but only after the board of directors has authorized the action. Because a majority of our voting shares have approved the transaction discussed herein, a formal stockholders meeting is not necessary and represents a substantial and avoidable expense.

Q: WHAT ARE THE PRINCIPAL FEATURES OF OUR AMENDED ARTICLES OF INCORPORATION?

A: Our Amendment to our Articles of Incorporation will increase the number of common shares we are authorized to issue from 490,000,000 to 2.5 billion.

Q: HOW WILL THE AMENDMENTS AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A: Our officers, directors and employees will not change, and our business operations will continue at the same locations, with the same employees and with the same assets.

Q: HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A: The amended articles will neither change the number of shares you own nor your percentage of the total number of outstanding shares.

Q: WILL THE CHANGE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK DILUTE MY EQUITY PERCENTAGE, VOTING PERCENTAGE OR PRIORITY OF MY COMMON STOCK IN THE COMPANY?

A: Your voting percentage and equity interest in the Company will not change by the authorization of the company to issue additional shares of common stock. However, the issuance of additional shares in the future, may cause a dilution of your ownership and voting interest.

4

DIRECTORS AND EXECUTIVE OFFICERS

The business background of Matthew D. Alpeter, our director and chief executive officer is included in our Form 8-K filed on the 15th day of January 2019 is incorporated herein by reference and is available on the SEC web site: www.sec.gov.

The business background of George C. Critz, III, our director and chief financial officer is included in the annual report for the period ended August 31, 2018 we filed with the Securities and Exchange Commission and posted on our website on the 14th day of December 2018. The information in our annual report filed on the 14th day of December 2018 and our amended annual report filed the 14th day of January 2019 is incorporated herein by reference and is available on the SEC web site: www.sec.gov.

NAME	AGE	POSITION
Matthew D. Alpeter	54	Chief Executive Officer and Director
George C. Critz, III	54	Chief Financial Officer and Director

REASONS FOR THE CHANGE IN AUTHORIZED SHARES

Overview

There are present plans, understandings or agreements, and we are engaged in negotiations that will involve the issuance of capital stock. Accordingly, the board of directors believes it prudent to have shares of common stock and preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Our board of directors may authorize, without further shareholder approval, the issuance of shares of preferred stock or common stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity, of then existing shareholders.

Defense against hostile takeovers

The additional shares of capital stock authorized by the amendment to our Articles of Incorporation can be used to minimize the possibility of a sudden acquisition of control of the company which has not been negotiated with and approved by our board of directors.

Potential dilution

If the board of directors issues an additional class of voting shares for less than fair value, the value of your interest in the company will be diluted. The company has no present intention to issue any additional class of voting securities.

VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of shares of our common stock by (i) all persons and groups known by the company to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each person who held the office of chief executive officer at any time during the year ended August 31, 2018, (iv) up to two executive officers including the Chief Executive Officer who were serving as executive officers on August 31, 2018 and to whom the company paid more than $100,000 in compensation during the last fiscal year, (v) up to one additional entity to whom the company did not pay more than $100,000 during the last fiscal year and who was not serving as an executive officer on August 31, 2018, but is controlled by our Chief Financial Officer, who is the Managing Member of the entity, and (vi) all directors and officers as a group. None of the directors, nominees, or officers of the company owned any equity security issued by the company’s subsidiaries. Information with respect to officers, directors and their families is as of August 31, 2018, updated to June 4, 2019, and is based on the books and records of the company and information obtained from each individual and the Company’s stock transfer agent. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the company’s principal executive office.

5

Name and address of beneficial owner(1)	Relationship to Registrant	Number of Shares of Common Stock	Percentage of Common Stock(2)

John Kevin Lowther 3111 Royal Avenue Pubelo, CO 81005	Shareholder & Director	2,000,000	2.45%

Matthew D. Alpeter 1706 Cardinal Court Belmont, NC 28012	Director & Chief Executive Officer	23,800	*	%

Matthew D. Alpeter & Mary Jewel Alpeter JTWROS 1706 Cardinal Court Belmont, NC 28012	Director & Chief Executive Officer (Matthew D. Alpeter)	172,000	*	%

George C. Critz, III 767 Twin Willow Drive, #104 Rock Hill, SC 29730	Director & Chief Financial Officer	450,000	*	%

All Officers and Directors as a group (total of 3)		2,645,800	3.2%

(1)	All named persons own the shares beneficially and of record and have exclusive voting, investment and dispositive power.
(2)	Based on 81,786,606 shares outstanding June 4, 2019.
(3)	* less than 1%

DIRECTOR AND EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our former Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years August 31, 2018 and 2017, and whose salary and bonus exceeded $100,000 for the fiscal years ended August 31, 2018 and 2017, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the “Named Executive Officers.”

Name and Principal Position	Year Ended August 31,	Salary ($) (1)	Total ($)

John Kevin Lowther	2018	180,000	180,000
President, Chief Executive Officer and Director	2017	180,000	180,000

George C. Critz, III	2018	120,000	120,000
Chief Financial Officer and Director	2017	120,000	120,000

(1)

Salaries represent amounts earned by, but not actually paid to, the named executive officers for the fiscal years presented. Salaries have been accrued to the named executive officers and payments have been delayed until the Company has sufficient capital available.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 5% of our common stock to file reports of their beneficial ownership and changes in ownership (Forms 13D. 13G, 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished pursuant to Rule 16a-3(c) during its most recent fiscal year and Form 5 and amendments thereto furnished with respect to our most recent fiscal year, and any written representations to the effect, we conclude the executive officers and directors have failed to file Form 3 and the holders of more than 5% of the outstanding shares have failed to file Form 13D or 13G as required.

To the best of our knowledge, no person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 5% of our common stock, or any other reporting person (as defined in Item 405 of Regulation S-K) (“reporting person”), failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year.

Outstanding Equity Awards at Fiscal Year-End.

There were no outstanding equity awards at our most recent fiscal year end.

RIGHTS OF DISSENTING SHAREHOLDERS

Under the NRS, Stockholders are not entitled to dissenters’ rights of appraisal with respect to the Company Action approved by the Majority Stockholders in writing in connection with a special meeting of directors.

6

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements do not guarantee future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks.

ADDITIONAL INFORMATION

Stockholder Proposals

There have been no proposals for action submitted to the company by any stockholders other than the proposals which are the subject of this Information Statement.

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC’s web site at http://www.sec.gov and our website at http://www.gtsoresources.com. We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and amendment. Your consent to the actions is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

POVERTY DIGINIFIED, INC.

DATED: June 17, 2019

7

EXHIBIT A

AMENDMRNT TO RESTATED ARTICLES OF INCORPORATION

OF

POVERTY DIGNIFIED, INC.

Pursuant to the provisions of NRS 78.390(1), the board of directors and majority shareholders have resolved and do hereby amend Article V the Articles of Incorporation to read as follows.

ARTICLE V

CAPITAL STOCK

Number and Designation. The total number of shares of all classes that this Corporation shall have authority to issue shall be 2,500,000,000, of which 2,490,000,000 shall be shares of common stock, par value $0.001 per share, and 10,000,000 shall be shares of preferred stock, par value $0.001 per share.

The remaining provisions of this Article V and the Amended and Restated Articles of Incorporation shall remain in full force and effect as originally written.

A-1